UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 7, 2012

THL Credit, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33559	27-0344947
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

100 Federal Street, 31st Floor, Boston, MA 02110

(Address of principal executive offices)

Registrant’s telephone number, including area code (800) 450-4424

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

THL Credit, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) on June 7, 2012. There were present at the Annual Meeting in person or by proxy stockholders holding an aggregate of 19,302,034 shares of the Company’s common stock, out of a total number of 20,220,201 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting. Following are descriptions of the matters voted on at the Annual Meeting and the final results of such voting:

Proposal 1 — Election of Directors

The following individuals, constituting all of the nominees named in the Company’s Proxy’s Statement, were elected as directors to serve until the 2015 annual meeting of stockholders and until their successors have been duly elected and qualified. The following votes were taken in connection with this proposal:

Director	For	Withheld	Broker Non- Votes
Keith Hughes	14,996,079	103,990	4,201,964
James K. Hunt	15,023,149	76,921	4,201,964

Continuing directors are as follows: David K. Downes, Nancy Hawthorne, John A. Sommers and David P. Southwell.

Proposal 2 — Amendment of the Company’s Amended and Restated Certificate of Incorporation

A proposal to authorize the Company to amend the Company’s Amended and Restated Certificate of Incorporation to declassify the Company’s Board of Directors was approved. The following votes were taken in connection with this proposal:

For	Against	Abstain	Broker Non- Votes
15,032,192	39,509	28,369	4,210,964

Proposal 3 — Ratification of Appointment of PricewaterhouseCoopers LLP as Independent Auditors

The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012 was approved. The following votes were taken in connection with this proposal:

For	Against	Abstain
19,188,408	34,703	78,923

Proposal 4 — Approval to Sell Shares Below Net Asset Value

A proposal to authorize the Company to sell or otherwise issue up to 25% of the Company’s outstanding common stock at a price below the Company’s then current net asset value per share was approved. The following votes were taken in connection with this proposal:

Vote With Affiliate Shares

For	Against	Abstain	Broker Non- Votes
12,002,806	3,069,691	27,573	4,201,964

Vote Without Affiliate Shares

For	Against	Abstain	Broker Non- Votes
6,765,357	1,789,825	16,077	2,450,013

Proposal 5 — Approval to Issue Debt with Warrants or Convertible Debt

A proposal to authorize the Company offer and issue debt with warrants or debt convertible into shares of its common stock at an exercise or conversion price that, at the time such warrants or convertible debt are issued, will not be less than the market value per share but may be below the Company’s then current net asset value was approved. The following votes were taken in connection with this proposal:

For	Against	Abstain	Broker Non- Votes
11,682,455	3,388,459	29,156	4,201,964

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

THL CREDIT, INC.

Date: June 11, 2012	By:	/S/ TERRENCE W. OLSON
	Name:	Terrence W. Olson
	Title:	Chief Financial Officer, Chief Operating Officer & Treasurer